Notes Receivable	12 Months Ended
Dec. 31, 2023
Notes Receivable [Abstract]
NOTES RECEIVABLE

NOTE 4 — NOTES RECEIVABLE

Notes receivable consisted of the following bank acceptance notes:

	As of December 31,
	2023	2022
Due in the first quarter of 2023	$-	$116,280
Due in the second quarter of 2023	-	94,589
Due in the third quarter of 2023	-	91,906
Due in the first quarter of 2024	70,830	-
Due in the second quarter of 2024	165,824	-
Total	$236,654	$302,775

Notes receivable are received from customers for the purchase of the Company’s products and are issued by financial institutions that entitle the Company to receive the full-face amounts from the financial institution at maturity, which bears no interest and generally ranges from six to twelve months from the date of issuance.